UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 03, 2024

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2024, the Board of Directors (the “Board”) of Interactive Strength Inc. (the “Company”) approved and adopted an amendment to the Company’s Bylaws, as amended and restated on May 2, 2023 (the “Bylaws”). The amendment became effective as of the date approved by the Board. The Board amended the Bylaws to provide that the holders of thirty three and one third percent (33 1/3%) of the Company’s capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders.

The foregoing summary is qualified in its entirety by reference to the Bylaws of the Company, as Amended and Restated by the Board of Directors on July 3, 2024, a copy of which (marked to show changes from the Company’s Bylaws, as amended and restated on May 2, 2023) is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 8.01 Other Events.

As previously disclosed in a Current Report on Form 8-K, filed by the Company on February 1, 2024, the Company received a deficiency letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) because, for a period of 30 consecutive business days, the Company’s common stock (the “Common Stock”) failed to maintain a minimum bid price of $1.00 per share.

On July 8, 2024, the Company received a letter from Nasdaq stating that the Company has regained compliance with the Minimum Bid Price Requirement by maintaining a minimum closing bid price of the Common Stock of $1.00 or greater per share for the last 14 consecutive business days, from June 14, 2024 through July 5, 2024, and that this matter is now closed.

Item 8.01 Other Events.

On July 10, 2024, the Company issued a press release announcing the receipt of the letter from Nasdaq stating that the Company has regained compliance with the Minimum Bid Price Requirement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Bylaws of Interactive Strength Inc., As Amended and Restated by the Board of Directors on July 3, 2024
99.1	Press Release, dated July 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc

Date:	July 10, 2024	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)